SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 7, 2018

DETERMINE, INC.

(Exact name of Company as specified in Charter)

Delaware (State or other jurisdiction of incorporation or organization)	000-29637 (Commission File No.)	77-0432030 (IRS Employee Identification No.)

615 West Carmel Drive, Suite 100

Carmel, Indiana 46032

(Address of Principal Executive Offices)

(650) 532-1500
(Issuer Telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions (see General Instruction A.2 below).

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13(e)-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Amendment of Business Financing Agreement.

Amendment of Business Financing Agreement

On August 7, 2018, Determine, Inc. (the “Company”) and its wholly owned subsidiary, Determine Sourcing Inc. entered into Amendment Number Twelve to the Amended and Restated Business Financing Agreement (the “Amendment”) with Western Alliance Bank, as successor in interest to Bridge Bank, N.A. (“Western Alliance Bank”). The Amendment, among other things, increases the Company’s available credit under the existing facility with Western Alliance Bank (the “Credit Facility”) by $2 million (the “Additional Limit”), up to a total available credit amount of $15 million. In connection with the Amendment, the Company agreed to pay Western Alliance Bank cash fees of $40,000 plus a one-time facility fee equal to 0.75% of the Additional Limit on the date of the Amendment, and the Additional Limit amount was added to the calculation of the annual facility fee payable under the Credit Facility. Additionally, the Finance Charge Percentage and Prime Rate were revised to increase the respective base percentage rates to 5.00%.

The summary set forth above does not purport to be complete and is qualified in its entirety by reference to the Amendment included in Exhibit 10.1 to this Current Report on Form 8-K, which is incorporated by reference herein.

Amendment of Limited Guaranty

In order to satisfy certain conditions for Western Alliance Bank to lend additional funds under the Credit Facility and enter into the Amendment, on August 7, 2018, MILFAM II, L.P. (“MILFAM”), an affiliate of the estate of Lloyd I. Miller, III (“Mr. Miller”), the Company’s largest stockholder, entered into a Fourth Amended and Restated Limited Guaranty (the “Amended Guaranty”) with Western Alliance Bank.. The Amended Guaranty amends and restates that certain Third Amended and Restated Limited Guaranty entered into between Western Alliance Bank and MILFAM on June 14, 2018, which was filed as Exhibit 10.2 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on June 19, 2018, and is incorporated by reference herein. The Amended Guaranty increases the amount of the limited, non-revocable guaranty of the Company’s Credit Facility provided by MILFAM by $2 million, from $2 million to $4 million.

The summary set forth above does not purport to be complete and is qualified in its entirety by reference to the Amended Guaranty filed as Exhibit 10.2 to this Current Report on Form 8-K, which is incorporated by reference herein.

Guaranty Fee Agreement

In connection with the Amended Guaranty, on August 7, 2018, the Company entered into a Guaranty Fee Agreement (the “Fee Agreement”) with MILFAM, pursuant to which the Company agrees to pay MILFAM a commitment fee of $108,000 and a monthly fee that shall accrue each calendar month during the term of the Amended Guaranty equal to ten percent of the commitment fee divided by twelve. The commitment fee and the accrued monthly fee shall be payable in cash by the Company upon the termination or expiration of the Amended Guaranty.

The summary set forth above does not purport to be complete and is qualified in its entirety by reference to the Fee Agreement filed as Exhibit 10.3 to this Current Report on Form 8-K, which is incorporated by reference herein.

Item 2.02	Results of Operations and Financial Condition.

On August 9, 2018, the Company issued a press release announcing financial results for the first fiscal quarter ended June 30, 2018. A copy of the press release is attached hereto as Exhibit 99.1.

The information disclosed under this Item 2.02, including Exhibit 99.1 hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be deemed incorporated by reference into any filing made under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 above is incorporated by reference in this Item 2.03.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
10.1	Amendment Number Twelve to Amended and Restated Business Financing Agreement, dated as of August 7, 2018.

10.2	Fourth Amended and Restated Limited Guaranty, dated August 7, 2018, between Western Alliance Bank and MILFAM II, L.P.

10.3	Guaranty Fee Agreement, dated August 7, 2018.

99.1	Press release of Determine, Inc. dated August 9, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 9, 2018

DETERMINE, INC.

By:	/s/ John Nolan
Name:	John Nolan
Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Amendment Number Twelve to Amended and Restated Business Financing Agreement, dated as of August 7, 2018.

10.2	Fourth Amended and Restated Limited Guaranty, dated August 7, 2018, between Western Alliance Bank and MILFAM II, L.P.

10.3	Guaranty Fee Agreement, dated August 7, 2018.

99.1	Press release of Determine, Inc. dated August 9, 2018.